Exhibit 10.1

AMENDMENT NO. 1

SEPARATION AGREEMENT AND

GENERAL RELEASE

This Amendment No. 1 to the Separation Agreement and General Release (“Separation Agreement”), is entered into by and between TECHNOLOGY RESEARCH CORPORATION, a Florida corporation (“TRC”), and BARRY H. BLACK (“Mr. Black”).  Mr. Black and TRC agree to amend the Separation Agreement as follows:

1.           The first sentence of Section 1.A of the Separation Agreement shall be amended to read as follows:

“Mr. Black shall retire from TRC and his employment as Vice President, Finance and Chief Financial Officer of TRC shall end on November 14, 2008 (“Separation Date”).  Until then, he shall continue as an employee as TRC’s Vice President and Chief Financial Officer to serve out on a full-time basis and provide such other transitional services as an employee of TRC as may be requested by TRC’s Chief Executive Officer, including assisting TRC in filing its Form 10-Q for the quarter ended September 30, 2008 and providing appropriate certifications required under SEC Rule 13a-14a and 15d-14a promulgated under the Securities Exchange Act of 1934.”

2.           Section 2.A.i. is amended to read as follows:

“A.           TRC will pay or provide to Mr. Black the following:

i.           Mr. Black’s salary and unused accrued vacation up to and including the Separation Date (whether that date is November 14, 2008 or some earlier date selected by TRC’s Chief Executive Officer)”

3.           Exhibit 3, Section 1 is amended to read as follows:

“Black’s employment will end as of the close of business on November 14, 2008 (“Separation Date”) or some earlier date selected by TRC’s Chief Executive Officer.”

Except for the amendments set forth above, the provisions of the Separation Agreement, including Exhibits and supplements thereto, remain in full effect.

Dated:  October 31, 2008

                TECHNOLOGY RESEARCH CORPORATION

                                    By:   /s/ Owen Farren
                             Owen Farren
                             Chief Executive Officer

                     /s/ Barry H. Black
                                                   Barry H. Black